UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 24, 2017

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2017, the Board of Directors (the "Board") of AmeriGas Propane, Inc. (the "General Partner"), the general partner of AmeriGas Partners, L.P., approved amendments to amend and restate the General Partner’s Bylaws (the "Bylaws"). Among other things, the amendments to the Bylaws:

• Specify that the fiscal year of the General Partner shall be the twelve-month period determined by the Board from time-to-time.

• Specify that any notice required to be given to any person under the provisions of the Pennsylvania Business Corporation Law, as amended (the "Business Corporation Law"), by the General Partner’s Articles of Incorporation, as amended (the "Articles"), or the Bylaws, shall be given to the person either personally or by sending a copy thereof by mail, facsimile transmission, e-mail or other electronic communication and that such notice shall be deemed to have been given as set forth in Section 2.01 of the Bylaws.

• Specify that meetings of shareholders need not be held at a particular geographic location if the meeting is held by means of the Internet or other electronic technology pursuant to which the shareholders have an opportunity to read or hear the proceedings substantially concurrently with their occurrence, vote on matters submitted to the shareholders and pose questions to the directors.

• Specify that the annual meeting of shareholders shall be held only on the date and at the time fixed by (i) the Board or (ii) a duly authorized committee of the Board.

• Specify that special meetings of the shareholders may be called at any time by (i) the chairman, the vice chairman, the chief executive officer or by the Board, or (ii) by the secretary of the General Partner, upon the written request of the record shareholders of the General Partner who hold, in the aggregate, not less than 20% of the outstanding shares of the General Partner that would be entitled to vote at the meeting at the time such request is submitted by the holders of such requisite percentage.

• Specify that at every meeting of the shareholders the presiding officer of such meeting may include a person chosen by the Board pursuant to Section 3.06 of the Bylaws.

• Specify that a shareholder or his or her duly authorized attorney-in fact may execute or authenticate a writing or transmit an electronic message authorizing another person to act for such shareholder by proxy, and provide other clarifying changes regarding electronic communications and proxies.

• Provide that a shareholder’s presence or participation at a meeting of the shareholders by conference telephone or other electronic means shall constitute his or her presence, vote or action, or consent or dissent.

• Provide that any previously scheduled annual or special meeting of the shareholders may be postponed or canceled upon notice given prior to the time previously scheduled for such meeting.

• Provide that each director of the General Partner shall be a natural person of full age, provided that no person of age 75 years or more shall be eligible for election as a director.

• Specify that each director shall hold office until the expiration of the term for which he or she was elected and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

• Provide that a director who is present at a meeting of the Board or of a committee of the Board shall be presumed to have assented to the action taken at that meeting unless his or her dissent is entered in the minutes of the meeting, or unless the director files a written dissent to the action or transmits the dissent in writing to the secretary of the General Partner.

• Clarify the definition of the meaning of the term "proceeding" with respect to the indemnification of directors, officers and other authorized representatives.

• Provide that, with respect to the advancement of expenses to an indemnified representative, the advance shall be unsecured and interest-free and the General Partner shall not impose additional conditions to the advancement of expenses or require from the indemnified representative additional undertakings regarding repayment.

• Add an exclusive forum provision for the adjudication of certain disputes, which provides that unless the General Partner consents in writing to the selection of an alternative forum, a state court located within Montgomery County, Pennsylvania (or, in the event such court lacks jurisdiction over such action or proceeding, the United States District Court for the Eastern District of Pennsylvania) shall be the sole and exclusive forum for:
(i) any derivative action or proceeding brought on behalf of the General Partner;
(ii) any action asserting a claim against the General Partner or any director, officer or other employee of the General Partner to the General Partner or its shareholders;
(iii) any action or proceeding asserting a claim against the General Partner or any director, officer, or other employee of the General Partner arising pursuant to any provision of the Pennsylvania Associations Code, the Business Corporation Law, or the Articles or the Bylaws; or
(iv) any action or proceeding asserting a claim peculiar to the relationships between or among the General Partner and its officers, directors, and shareholders, or otherwise governed by or involving the internal affairs doctrine.

• Provide that the provisions of the Bylaws are severable.

In addition to the foregoing, there are various other "clean-up" changes to the Bylaws including, but not limited to, grammatical and other typographical corrections; formatting changes; revisions to headings, titles and captions; and defining and capitalizing certain terms.

The foregoing description of the various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on July 24, 2017, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Bylaws of AmeriGas Propane, Inc., Amended and Restated as of July 24, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

July 28, 2017	By:	Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President, General Counsel and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

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Exhibit Index

Exhibit No.	Description

3.1	Bylaws of AmeriGas Propane, Inc., Amended and Restated as of July 24, 2017.